                                                                    EXHIBIT 99.1
 Investor Presentation   January 2022

 Forward-looking Statements and Non-GAAP Financial Measures  Some of the statements in this presentation constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements can generally be identified by such words as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “intend”, “may”, “plan”, “seek”, “should”, “will” or variations of such words or other similar expressions and the negatives of such words. All statements included in this report that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), business strategies, expansion and growth of our operations and other such matters, are forward-looking statements. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Such statements are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance or achievements, financial and otherwise, may differ materially from the results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to: negative impacts from the continued spread of COVID-19, including on the U.S. or global economy or on our business, financial position or results of operations; economic and other market conditions, including real estate and market conditions, that could impact us, our properties or the financial stability of our tenants; consumer spending and confidence trends, as well as our ability to anticipate changes in consumer buying practices and the space needs of tenants; our relationships with our tenants and their financial condition and liquidity; any difficulties in renewing leases, filling vacancies or negotiating improved lease terms; the inability of our properties to generate increased, or even sufficient, revenues to offset expenses, including amounts we are required to pay to municipalities for real estate taxes, payments for common area maintenance expenses at our properties and salaries for our management team and other employees; the market value of our assets and the supply of, and demand for, retail real estate in which we invest; risks of real estate acquisitions and dispositions, including our ability to identify and acquire retail real estate that meet our investment standards in our markets, as well as the potential failure of transactions to close; risks of operating properties through joint ventures that we do not fully control; financing risks, such as the inability to obtain debt or equity financing on favorable terms or the inability to comply with various financial covenants included in our Unsecured Revolving Credit Facility (the "Facility") or other debt instruments we currently have or may subsequently obtain, as well as the level and volatility of interest rates, which could impact the market price of our common stock and the cost of our borrowings; environmental risk and regulatory requirements; risks related to our status as a real estate investment trust, including the application of complex federal income tax regulations that are subject to change; legislative and regulatory changes generally that may impact us or our tenants; as well as other risks identified in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021 under Item 1A. Risk Factors and in the other reports filed by the Company with the Securities and Exchange Commission (the “SEC”).This presentation may include references to certain non-GAAP financial measures.  Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures can be found in the Company’s earnings press releases and SEC reports, which are available on our website at www.ubproperties.com.

 Today’s Presenters  John T. HayesSenior V.P. and Chief Financial Officer  Willing L. BiddlePresident and Chief Executive Officer

 Company Overview  ~86% of GLA anchored by grocery / pharmacy / wholesale club  Strong balance sheet and liquidity profile  Attractive dividend yield (4.5% as of December 31, 2021)  78 properties with a total of 5.1 million Gross Leasable Area (GLA)  Concentration on quality suburban markets outside New York City  Valley Ridge Shopping Center, Wayne NJ  Knott’s Landing, Stratford CT  The premier grocery anchored shopping center REIT in the suburban NY Metro Area

 One of the strongest demographic profiles among public shopping center REITsThe median household income within a 3-mile radius of UBA’s properties is ~65% higher than the national average median household income. This metric is one of the highest of all retail REITsHigh barrier to entry and high-cost marketsLimited supply in the Company’s dense and developed core markets  Focused Portfolio In Suburban Tri-State Area  County  % of UBP GLA  # Households  Avg. household income  Fairfield   30%  344,687   $154,055   Westchester  22%  356,232  159,264  Putnam  10%  35,031  145,821  Bergen   9%  344,059  153,494  Litchfield  8%  73,775  106,322  U.S. average      $96,765   Percentage of Portfolio in Super Zips(a)  Note: Demographics represent a 3-mile radius of UBA properties. U.S. zip codes in the 95th percentile based on education and income based on property sq. ft.Source: SNL, Company data  (22%)  (4%)  (10%)  (30%)  (2%)  (1%)  (9%)  (3%)  (5%)  (3%)  (8%)  (2%)  (% of GLA)

 Attractive Sub-Market Demographics  Assets are located in affluent communities with high barriers to entry and compelling demographics  Note: Mean state household income represents 2021. UBA data as of October 31, 2021.Source: Company filings, SNL    Connecticut  New Jersey  New York

 Concentration In Strongest Leasing Markets  Note: UBA data as of October 31, 2021. Peer data as of September 30, 2021. Source: Company filings  Average Base Rent per Square Foot

 Strong Tenant Base – Focus on Grocery Anchored & Internet Resistant  The portfolio currently consists of ~86% supermarket / pharmacy / wholesale club anchored centers77% of ABR leased to internet resistant tenants   Top Tenants  Number of leases  % of Total Annual Base Minimum Rents    8  8.3%    10  4.8%    6  3.9%  .  5  3.4%    3  2.0%     2(a)  1.7%     3(b)  1.6%    3  1.4%    4  1.2%    2  1.2%  Total  46  29.5%  Note: Top Tenants and Lease Expiration data as of October 31, 2021. Internet Resistance as of October 31, 2021. Leases include a lease with Bed Bath & Beyond, as well as a separate lease with Harmon Cosmetics.Leases include a shadow anchored BJ’s that leases a parking lot and a BJ’s gas station. 2022 represents lease expirations from November 1, 2021 to October 31, 2022 and month-to-month leases.20% of leased square feet expiring in 2022 represent 2 grocery store leases with renewal options that we expect the tenants to exercise. 38% of leased square feet expiring in 2023 represent 3 grocery store leases and one wholesale club with renewal options that we expect the tenants to exercise.  Lease Expiration Schedule(c,d)  % of UBA Annual Base Rent

 Dividend Performance  208 uninterrupted quarterly dividend payments Sustainable payout ratio – 83% average FFO payout ratio over the last 10 years  52 consecutive years of uninterrupted dividends  Current Dividend as % of Q1 2020(a)  Strong Annual Dividend Growth (pre-COVID-19)  Note: Market data as of 12/31/2021.The Company’s fiscal year is November 1st through October 31st. All other REITs presented in the table have calendar-based fiscal years. Therefore, the dividend data presented for the Company reflects the fiscal quarter just completed, but paid or to be paid in the following quarter. For all other REITs, the dividend data presented reflects the fiscal quarter in which the dividend was declared.   Source: Company filings, SNL  4.5%  4.5%  4.3%  3.3%  3.1%  3.4%  3.2%  2.8%  3.0%  3.5%  2.2%  3.6%  3.2%  4.2%  1.1%  Current Yield:

 Urstadt Biddle Foot Traffic Now Exceeds Pre-Covid Levels  Note: Data represents number of visits.  Source: Company data  Urstadt Biddle Portfolio Foot Traffic                                          % monthly growth vs. 2019:      6%  13%   (17%)   (50%)   (36%)   (21%)   (13%)   (14%)   (10%)   (7%)   (13%)   (10%)   (4%)   (8%)   4%  8%  9%   8%   9%   6%  8%  17%

 Company Update – Successful Navigation through COVID-19  Company has remained resilient through the pandemic and has positioned itself to capitalize on the recoveryStrong leasing, collections and liquidity allow the Company to comfortably cover fixed costs, preferred dividends, and increased common dividends  of consolidated portfolio leased  92%  of tenants open and operating  99.6%   of ABR designated as an essential business  70%  of total Q4 ‘21 base rent collected  96%  of ABR granted abatement relief  ~4%  Key Statistics as of October 31, 2021  Steps Taken and Strategy  Provided tenants ample resources and guidance through online portal to aid in accessing governmental financial support Launched program dedicating parking spots for curbside pick-up for use by tenants and their customersEvaluate relief requests on case-by-case basis to arrive at optimal outcome for tenant and landlord  “…our top priority is to work with all of our tenants to make sure their businesses survive and thrive coming out the other side of this pandemic” – Willing Biddle

 Portfolio CompositionABR Exposure by Category  Portfolio Composition(% of ABR)  Exposure by Category(% of ABR)  Note: As of October 31, 2021.     Internet Resistant    Potential Risk    Higher Risk  Internet Resistance

 Operational UpdateTenant Operating Status  Tenant Operations(% of ABR)  Tenants Open by Category(% of ABR)  Note: As of October 31, 2021.

 Operational UpdateTenant Composition and Collections  Note: As of October 31, 2021. Base rent collections as of December 1, 2021.   Tenant Composition (% of ABR)  Base Rent Collections (% of ABR)

 Operational UpdateOctober Base Rent Collections  October 2021 base rent collection  October 2021 Base Rent Collections by Category  Note: As of October 31, 2021.

 Operational UpdateConsolidated Portfolio Relief Agreements  78%  Deferral Repayments by Year  Relief Request Progress (out of ~832 tenants)  Note: As of October 31, 2021.  Requests subsequently withdrawn  Requests completed  Deferral & Abatement Summary  Average Deferral Term (months)  10.3  Total Deferred Rent ($mm)  $3.9  Total Abated Rent ($mm)  $4.4  Deferrals: 4.0% of ABR  Abatements:4.5% of ABR  1  284  Deferral repayments have been robust as tenants begin to recover91% collected from deferred rents due in the 12 months ended October 202093% collected from deferred rents due in the 12 months ended October 2021

 Maintain a conservative balance sheet with low leverage and ample liquidityTotal debt to total assets of 30%(a)Fixed charge coverage ratio of 3.5x(b)Small mortgage rollover risk(c) 2022: $4.2 million2023: None2024: $20.0 millionMatch long-term assets with long-term fixed rate debt or equity fundingMaintain access to diverse sources of capital including:Short-term bank credit line increased to $125 million in capacity in fiscal 2021 ($175 million with accordion)Long-term non-recourse fixed rate mortgagesCommon and preferred equityMaintain stable dividend with sustainable FFO payout ratio  Key Elements of Urstadt’s Financial Strategy  Total capitalization  Note: Market data as of December 31, 2021.Based on the current capitalization as of October 31, 2021.Based on results for the 12 months ended October 31, 2021.Pro forma for refinancing of mortgages in Boonton ACME Center, Village Shopping Center, and The Dock.

 Funds from operations(a)  Same property net operating income(b)  Operating results   Note: As of October 31, 2021. See non-GAAP reconciliations on slide 19. Management has adopted the definition suggested by The National Association of Real Estate Investment Trusts (“NAREIT”) and defines FFO to mean net income (computed in accordance with GAAP) excluding gains or losses from sales of property, plus real estate-related depreciation and amortization and after adjustments for unconsolidated joint ventures.Same Property NOI excludes from Net Operating Income (“NOI”) properties that have not been owned for the full periods presented. The most directly comparable GAAP financial measure to NOI is operating income. To calculate NOI, operating income is adjusted to add back depreciation and amortization, general and administrative expense, interest expense, amortization of above and below-market lease intangibles and to exclude straight-line rent adjustments, interest, dividends and other investment income, equity in net income of unconsolidated joint ventures, and gain/loss on sale of operating properties.   10.9%  9.1%

 Reconciliation of Net Income Available to Common and Class A Common Stockholders to Funds From Operations              Fiscal Year Ended October 31,       Three Months Ended October 31,      2021  2020    2021  2020  Net Income Applicable to Common / Class A Stockholders  $33,633   $8,533      $6,158   ($913)                    Real property depreciation  22,936   22,662      5,738   5,668   Amortization of tenant improvements and allowances  4,429   4,694      1,117   1,449   Amortization of deferred leasing costs  1,599   1,737      390   458   Depreciation and amortization on unconsolidated JV  1,518   1,499      392   377   (Gain)/loss on sale of property  (11,864)  6,047      349   5,719                     FFO Applicable to Common / Class A Stockholders  $52,251   $45,172      $14,144   $12,758   Funds from Operations (Diluted) Per Share:                 Common  $1.22   $1.06      $0.33   $0.30   Class A Common                $1.36   $1.19      $0.37   $0.34   Weighted Average Number of Shares Outstanding (Diluted):                 Common and Common Equivalent  9,608  9,385     9,741  9,190  Class A Common and Class A Common Equivalent  29,753  29,576     29,845  29,504  Same Property Operating Results:                  Fiscal Year Ended October 31,        Three Months Ended October 31,        2021  2020  Δ    2021  2020  Δ  Number of Properties  74          74                               Revenue:                       Base Rent   $99,136   $93,564   6%      $24,509   $22,891   7%   Uncollectable amounts in lease income-same property  (1,528)  (3,802)  (60%)     (148)  (342)  (57%)  ASC Topic 842 cash-basis lease income reversal-same property  (2,011)  (2,306)  (13%)     (129)  (530)  (76%)  Recoveries from tenants  34,788   28,503   22%      8,046   7,646   5%   Other property income  402   879   (54%)     98   92   7%      130,787   116,838   12%      32,376   29,757   9%   Expenses:                       Property operating  14,084   11,248   25%      3,107   2,639   18%   Property taxes  23,522   23,343   1%      5,936   5,822   2%   Other non-recoverable operating expenses  2,037   1,758   16%      573   443   29%      39,643   36,349   9%      9,616   8,904   8%                           Same Property Net Operating Income  91,144  80,489  13%     22,760  20,853  9%  Non-GAAP Reconciliations  Reconciliation of Same Property NOI to Most Directly Comparable GAAP Measure:                  Fiscal Year Ended October 31,        Three Months Ended October 31,        2021  2020   Δ    2021  2020   Δ  Other reconciling items:                       Other non same-property NOI  $884   $1,284         $80   $196      Other Interest income  471   428         122   92      Other Dividend Income  -  182         -  -     Consolidated lease termination income  967   705         166   245      Consolidated amortization of above and below market leases  632   706         177   183      Consolidated straight line rent income  (2,396)  2,678         306   898      Equity in net income of unconsolidated JV  1,323   1,433         298   273      Taxable REIT subsidiary income/(loss)  303   920         (116)  201      Solar income/(loss)  (163)  (72)        (4)  19      Storage income/(loss)  1,236   979         431   265      Unrealized holding gains during the periods  -  -        -  -     Gain on sale of marketable securities  -  258         -  -     Interest expense  (13,087)  (13,508)        (3,025)  (3,385)     General and administrative expenses  (8,985)  (10,643)        (2,109)  (2,148)     Uncollectable amounts in lease income  (1,529)  (3,916)        (149)  (426)     Uncollectable amounts in lease income-same property  1,529   3,802         149   342      ASC Topic 842 cash-basis lease income reversal  (2,011)  (2,327)        (129)  (551)     ASC Topic 842 cash-basis lease income reversal-same property  2,011   2,306         129   530      Directors fees and expenses  (355)  (373)        (78)  (86)     Depreciation and amortization  (29,032)  (29,187)        (7,259)  (7,600)     Adjustment for intercompany expenses and other  (3,878)  (4,027)        (908)  (796)                             Total other -net  ($52,080)  ($48,372)        ($11,919)  ($11,748)     Income from continuing operations  39,064   32,117   22%     10,841   9,105   19%  Gain (loss) on sale of real estate  11,864   (6,047)        (350)  (5,719)     Net income  $50,928   $26,070   95%     $10,491   $3,386   210%  Net income attributable to noncontrolling interests  (3,645)  (3,887)        (921)  (886)     Net income attributable to Urstadt Biddle Properties Inc.  $47,283   $22,183   113%     $9,570   $2,500   283%                                                  Same Property Operating Expense Ratio   92.5%  82.4%  10%     89.0%  90.4%  (1%)  Note: Dollars in thousands.

 Long-Term Debt Maturity Schedule  ($ in millions)  Note: As of October 31, 2021. Includes unconsolidated debt obligations.

 Our Communities  Environmental Stewardship  Our People  Initiatives  Providing department-specific training, access to online training seminars and opportunities to participate in industry conferences and UrstadtversityCommitment to the full inclusion of all qualified employees and applicantsFocusing on creating a workplace that values employee health and safetyIntroducing the next generation of real estate leadersProviding annual reviews and regular feedback to assist in employee development  Looking for opportunities to sponsor community-building events and contribute to the vitality of the neighborhoods the Company servesRollout of curbside pickup at its shopping centers to enhance the safety of customers during the COVID-19 pandemicRegular inspections of shopping centers by property managers to address any potential safety issuesContributing to the local economy by partnering with local contractors on local projects when possible  Maintaining and adhering to Corporate Governance GuidelinesRequiring vendors to complete a vendor questionnaire and make key governance and operational representationsFocusing on cybersecurity, with oversight by the Board and circulation of quarterly updates on best practices to employeesAligning the interests of its executives and shareholders by emphasizing long-term stock ownership and incentives in executive compensationMaintaining and adhering to the Company’s Code of Business Conduct and Ethics  Striving to reduce the impact on climate change by reducing its carbon footprint through the generation and use of solar powerMaintaining wetlands in accordance with regulatory guidanceHelping customers reduce their impact on climate change by making electric vehicle charging stations available at its propertiesIncorporating best practices in water managementUsing native plants and pollinators at its properties    At Urstadt Biddle Properties Inc., we are committed to creating long-term value for our stockholders, while serving our communities, investing in our people and positively impacting the environment. Some of the activities undertaken by the Company include:  Ethics and Governance  A commitment to solar power that spans more than a decade, with 31 solar panel projects installed across 16 properties EV charging stations installed at 16 properties and several more in progressEmphasis on conversion to LED lighting and efficient parking lot lighting systemsSponsorship of and participation in the Annual Housatonic River Clean-upEmphasis on recycling and transition to digital files at HQ to minimize paper waste     Commitment to Corporate Responsibility